For release on August 17, 2001


Contacts:
Robert W. DeCook, CEO
        or
Vicki Hladik, Controller
(641)673-8328

                 Horizon Financial Services Corporation Reports
              Fourth Quarter and Fiscal Year End 2000-2001 Results
                        And Announces Annual Meeting Date


Oskaloosa, Iowa -- Horizon Financial Services Corporation, NASDAQ-BB (HZFS), the parent company of Horizon Federal Savings Bank, reported a net profit of $203,330 or $0.27 per share, fully diluted, for the quarter ended June 30, 2001, compared to $164,164 or $0.19 per share, fully diluted, for the quarter ended June 30, 2000.

The increase in net earnings for the quarter is primarily attributable to an increase in fee income of $44,000 to $163,053, compared to $119,474 for the three month period ended June 30, 2000, as a result of an increased number of fee-based accounts and enhanced fee collection efforts. The Company also had more income from the sale of securities.

The Company also reported results for its fiscal year which ended June 30, 2001. The Company reported net profit of $570,000 or $0.71 per share, fully diluted, for the year ended June 30, 2001 compared to a net profit of $486,000 or $0.56 per share, fully diluted, for the fiscal year ended June 30, 2000.

The increase in income for the fiscal year is primarily attributable to an increase of $125,000 in fee income for the fiscal year ended June 30, 2000, and a loss on securities available for sale in 2000 that did not occur in fiscal 2001.

At June 30, 2001, Horizon Financial Services Corporation had assets of $89.4 million and stockholders' equity of $8.4 million, or $11.24 per share of common stock. Horizon Financial Services Corporation and its subsidiary, Horizon Federal Savings Bank, provide a wide range of financial products and services through three offices in two counties in southeast Iowa.

The annual meeting record date is September 7, 2001, and the annual meeting of shareholders will be held October 25, 2001, at the home office of Horizon Federal Savings Bank, 301 1st Avenue East, Oskaloosa, Iowa, at 3:00 p.m.

                           FORWARD-LOOKING STATEMENTS

         The Company may from time to time make "forward-looking statements," including statements contained in the Company's filings with the Securities and Exchange Commission (the "SEC"), in its reports to shareholders and in other communications by the Company, which are made in good faith by the Company and the Banks pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

         These forward-looking statements include statements with respect to the Company's beliefs, expectations, estimates, and intentions, that are subject to significant risks and uncertainties, and are subject to change based on various factors (some of which are beyond the Company's control). Those risks and uncertainties could cause the Company's financial performance to differ materially from the expectations, estimates, and intentions expressed in such forward-looking statements.

         The Company does not undertake, and expressly disclaims any intent or obligation, to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

             HORIZON FINANCIAL SERVICES CORPORATION and SUBSIDIARIES
                           Consolidated Balance Sheets

                                                                           June 30,             June 30,
Assets                                                                       2001                 2000
------
                                                                     -------------------  --------------------
                                                                             (Unaudited)

Cash and cash equivalents                                                    $ 5,591,526           $ 1,981,511
Securities available-for-sale                                                 15,525,117            15,670,119
Loans receivable, net                                                         65,445,714            62,417,395
Real estate                                                                      280,458               248,951
Stock in Federal Home Loan Bank, at cost                                         480,100               702,500
Office property and equipment, net                                             1,253,741             1,049,821
Accrued interest receivable                                                      682,183               602,765
Deferred tax asset                                                                85,550               380,300
Prepaid expenses and other assets                                                 71,499               130,718
                                                                     -------------------  --------------------

          Total assets                                                       $89,415,888           $83,184,080
                                                                     ===================  ====================


Liabilities and Stockholders' Equity
------------------------------------
Deposits                                                                     $69,871,926           $64,761,224
Advances from Federal Home Loan Bank                                           9,592,627             9,014,199
Advance payments by borrowers for taxes and insurance                            393,550               410,555
Accrued income taxes                                                             191,603               201,950
Accrued expenses and other liabilities                                           919,996               530,145
                                                                     -------------------  --------------------

          Total liabilities                                                   80,969,702            74,918,073
                                                                     -------------------  --------------------


Stockholders' equity
--------------------
Preferred stock, $.01 par value,
      authorized 250,000 shares, none issued                                       - - -                 - - -
Common stock, $.01 par value, 1,500,000 shares
      authorized and issued, 1,046,198 shares                                     10,462                10,462
Additional paid-in capital                                                     5,022,511             5,020,361
Retained earnings, substantially restricted                                    5,565,793             5,135,636
Treasury stock, at cost (294,736 and 183,236 shares at
      June 30, 2001 and June 30, 2000, respectively)                         (2,129,894)           (1,314,197)
Unearned employee stock ownership plan shares                                      - - -               (5,593)
Other comprehensive income, net of taxes                                        (22,686)             (580,662)
                                                                     -------------------  --------------------

          Total stockholders' equity                                           8,446,186             8,266,007
                                                                     -------------------  --------------------

Total liabilities and stockholders' equity                                   $89,415,888           $83,184,080
                                                                     ===================  ====================

             HORIZON FINANCIAL SERVICES CORPORATION and SUBSIDIARIES
                      Consolidated Statements of Operations


                                                                      Three Months                       Twelve Months
                                                                     Ended June 30,                     Ended June 30,
                                                                  2001             2000              2001             2000
                                                                                   ----
                                                                 (Unaudited)                        (Unaudited)
Interest income:
   Interest on loans                                              $1,388,275       $1,272,009        $5,479,239      $4,851,413
   Interest on securities available-for-sale                         226,724          266,434           955,098       1,072,849
   Other investment income                                            59,194           21,448           140,300         246,441
                                                            ----------------  ---------------  ----------------  --------------

      Total interest income                                        1,674,193        1,559,891         6,574,637       6,170,703
                                                            ----------------  ---------------  ----------------  --------------

Interest expense:
   Interest on deposits                                              850,703          716,006         3,376,353       2,709,550
   Interest on advances and other borrowing                          131,419          160,498           547,170         738,089
                                                            ----------------  ---------------  ----------------  --------------

      Total interest expense                                         982,122          876,504         3,923,523       3,447,639
                                                            ----------------  ---------------  ----------------  --------------

      Net interest income                                            692,071          683,387         2,651,114       2,723,064

Provision for losses on loans                                         59,126           24,000           276,373          96,000
                                                            ----------------  ---------------  ----------------  --------------

      Net interest income after provision
      for losses on loans                                            632,945          659,387         2,374,741       2,627,064
                                                            ----------------  ---------------  ----------------  --------------

Non-interest income:
   Fees, service charges and commissions                             163,053          119,474           595,219         470,009
   Gain (loss) on securities available for sale, net                  14,785          (8,875)             2,084       (233,976)
   Other                                                               - - -            (250)             - - -           - - -
                                                            ----------------  ---------------  ----------------  --------------

      Total non-interest income                                      177,838          110,349           597,303         236,033
                                                            ----------------  ---------------  ----------------  --------------

Non-interest expense:
   Compensation, payroll taxes, and
   employee benefits                                                 289,238          298,368         1,143,216       1,165,315
   Advertising                                                        20,547           18,949            75,286          97,440
   Office property and equipment                                      88,728           86,377           324,602         317,303
   Federal insurance premiums                                          8,300            7,733            32,719          41,431
   Data processing services                                           46,196           44,473           180,961         169,557
   Other real estate expense, net                                      2,897            7,914            19,658          21,232
   Other                                                              77,847           57,658           374,399         326,187
                                                            ----------------  ---------------  ----------------  --------------

      Total non-interest expense                                     533,753          521,472         2,150,841       2,138,465
                                                            ----------------  ---------------  ----------------  --------------

      Earnings before taxes on income                                277,030          248,264           821,203         724,632

Taxes on income                                                       73,700           84,100           251,600         239,100
                                                            ----------------  ---------------  ----------------  --------------

   Net earnings                                                     $203,330         $164,164          $569,603        $485,532
                                                            ================  ===============  ================  ==============

Basic earnings per common share                                        $0.27            $0.19             $0.72           $0.56

Diluted earnings per common share                                      $0.27            $0.19             $0.71           $0.56
                                                            ================  ===============  ================  ==============